IN THE UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS

_______________________________________________________
)
PALOMAR MEDICAL TECHNOLOGIES, INC.	)
and THE GENERAL HOSPITAL	)
CORPORATION,	)
)
Plaintiffs and	)
Counterclaim Defendants,	)
)
)
v.	)	Civil Action No. 02-10258-RWZ
)
CUTERA, INC.,	)
)
)
Defendant and Counterclaim Plaintiff.	)
________________________________________________	)

CONSENT JUDGMENT

The parties having considered the facts and applicable law and having agreed to the entry of this Judgment, it is therefore found, adjudged, and decreed as follows:

1.     This Court has jurisdiction over the parties and the subject matter pursuant to 28 U.S.C. § 1338.

2.     Plaintiff The General Hospital Corporation (“MGH”) is the owner of U.S. Patent No. 5,735,844 (“the ‘844 patent”), and plaintiff Palomar Medical Technologies, Inc. (“Palomar”) is the exclusive licensee of the ‘844 patent.

3.     The defendant, Cutera, Inc., formerly known as Altus Medical, Inc. (“Cutera”), has infringed (directly and by inducement) claims 12, 27, and 32 of the ‘844 patent by its manufacture, offer for sale, sale, and/or use of Cutera’s CoolGlide CV, Excel, Vantage, and Xeo platforms that include either a CV Nd:YAG handpiece or an Excel Nd:YAG handpiece for hair removal (“the CoolGlide Products”).

4.     The ‘844 patent is valid and enforceable as to the CoolGlide Products.

5.     The Court’s construction of the term “element” in claim 32 of the ‘844 patent as set forth in the Court’s February 24, 2004 Memorandum of Decision and Order is hereby vacated.

6.     This Judgment shall finally conclude and dispose of all claims and counterclaims in this lawsuit of all parties with prejudice.

7.     The parties shall bear their own costs of this action, and all rights of appeal are waived. Neither party is entitled to collect from the other attorneys’ fees except as expressly set forth in Section 3(a)(i) of that certain Settlement Agreement by and between the parties dated June 2, 2006.

8.     This Court retains exclusive jurisdiction of this action for the purpose of insuring compliance with this Judgment; provided that, in no event shall this Judgment be used in this Court or any other court as a basis for injunctive or other equitable relief with respect to the CoolGlide Products.

Dated: _________, 2006	_______________________
Rya W. Zobel
UNITED STATES DISTRICT JUDGE

The parties hereby stipulate and agree to entry of the foregoing judgment as a final judgment in this action.

PALOMAR MEDICAL TECHNOLOGIES, INC. and THE GENERAL HOSPITAL CORPORATION	CUTERA, INC.

By their attorneys,	By its attorneys,

____________________________	____________________________
Wayne L. Stoner (BBO #548015)	James L. Messenger (BBO #547236)
Vinita Ferrera (BBO #631190)	Patrick O'Toole (BBO #559267)
Kate Saxton (BBO #655903)	Weil, Gotschal & Manges LLP
Wilmer Cutler Pickering Hale and Dorr LLP	100 Federal Street
60 State Street	Boston, Massachusetts 02110
Boston, Massachusetts 02110	Tel: (617) 772-8300
Tel.: (617) 526-6000	Fax (617) 772-8333
Fax: (617) 526-5000
Jonathan A. Marshall
Timothy E. DeMasi
John D. Garretson
Daniel J. Melman
Weil, Gotschal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Dated:______________________, 2006	Dated:______________________, 2006

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS

_______________________________________________________
)
PALOMAR MEDICAL TECHNOLOGIES, INC.	)
and THE GENERAL HOSPITAL	)
CORPORATION,	)
)
Plaintiffs,	)
)
)
v.	)	Civil Action No. 05-10683-RWZ
)
CUTERA, INC.,	)
)
)
Defendant.	)
________________________________________________	)

CONSENT JUDGMENT

The parties having considered the facts and applicable law and having agreed to the entry of this Judgment, it is therefore found, adjudged, and decreed as follows:

1.     This Court has jurisdiction over the parties and the subject matter pursuant to 28 U.S.C. §1338.

2.     Plaintiff The General Hospital Corporation (“MGH”) is the owner of U.S. Patent Nos. 5,595,568 (“the ‘568 patent”) and 5,735,844 (“the ‘844 patent”), and plaintiff Palomar Medical Technologies, Inc. (“Palomar”) is the exclusive licensee of the ‘568 patent and the ‘844 patent.

3.     The defendant, Cutera, Inc., formerly known as Altus Medical, Inc. (“Cutera”), has infringed (directly and by inducement) the ‘568 and ‘844 patents by its manufacture, offer for sale, sale, and/or use of Cutera’s “Solera platform” and “Xeo platform” with the “ProWave 770” handpiece for hair removal (the “Solera/Xeo ProWave Combination Products”).

4.     The ‘568 and ‘844 patents are valid and enforceable as to the Solera/Xeo ProWave Combination Products.

5.     This Judgment shall finally conclude and dispose of all claims and counterclaims in this lawsuit of all parties with prejudice.

6.     The parties shall bear their own costs of this action, and all rights of appeal are waived. Neither party is entitled to collect from the other attorneys’ fees except as expressly set forth in Section 3(a)(i) of that certain Settlement Agreement by and between the parties dated June 2, 2006.

7.     This Court retains exclusive jurisdiction of this action for the purpose of insuring compliance with this Judgment; provided that, in no event shall this Judgment be used in this Court or any other court as a basis for injunctive or other equitable relief with respect to the Solera/Xeo ProWave Combination Products.

Dated: _________, 2006	_______________________
Rya W. Zobel
UNITED STATES DISTRICT JUDGE

The parties hereby stipulate and agree to entry of the foregoing judgment as a final judgment in this action.

PALOMAR MEDICAL TECHNOLOGIES, INC. and THE GENERAL HOSPITAL CORPORATION	CUTERA, INC.

By their attorneys,	By its attorneys,

____________________________	____________________________
Wayne L. Stoner (BBO #548015)	James L. Messenger (BBO #547236)
Vinita Ferrera (BBO #631190)	Patrick O'Toole (BBO #559267)
Kate Saxton (BBO #655903)	Weil, Gotschal & Manges LLP
Wilmer Cutler Pickering Hale and Dorr LLP	100 Federal Street
60 State Street	Boston, Massachusetts 02110
Boston, Massachusetts 02110	Tel: (617) 772-8300
Tel.: (617) 526-6000	Fax (617) 772-8333
Fax: (617) 526-5000
Jonathan A. Marshall
Timothy E. DeMasi
John D. Garretson
Daniel J. Melman
Weil, Gotschal & Manges LLP
767 Fifth Avenue
New York, New York 10153

Dated:______________________, 2006	Dated:______________________, 2006